OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated August 22, 2008

to the Prospectus and Statement of Additional Information dated April 10, 2008, as previously supplemented

This Supplement updates certain information contained in the currently effective Prospectus and Statement of Additional Information for the Old Mutual Columbus Circle Technology and Communications Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual Small Cap Growth Portfolio (each, a “Fund” and, collectively, the “Funds”), series portfolios of Old Mutual Insurance Series Fund (the “Trust”). You should retain your Prospectus and Statement of Additional Information and all current supplements for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

On August 22, 2008, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution (the “Liquidation”), which will take effect September 15, 2008 (the “Effective Date”), pursuant to which the assets of each of the Funds will be liquidated, known liabilities satisfied, and remaining proceeds distributed to shareholders (i.e. Participating Insurance Companies, as defined in the Prospectus). The Liquidation was not subject to the approval of Participating Insurance Companies, as shareholders of the Funds. As of the Effective Date, each Fund will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest. As a result, the Funds will not be pursuing their investment objectives after the Effective Date.

Effective upon the close of the New York Stock Exchange on September 12, 2008, the Funds will no longer accept purchase orders.

The Liquidation is expected to be finalized on or before December 15, 2008. Upon completion of the Liquidation, each Fund will make liquidating distributions to each remaining Participating Insurance Company, as a shareholder, equal to the Participating Insurance Company’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the Participating Insurance Company, and the Funds and the Trust will be dissolved.

Any assets of which a Fund is unable to dispose as of the date the Liquidation is finalized, as well as any unresolved liabilities of the Fund as of such date, may be contributed to a separate liquidating trust. In this event, beneficial interests in the liquidating trust will be distributed pro rata to the Fund’s shareholders of record as of the close of business on the Effective Date.

The Funds reserve the right to postpone payment for redemptions for up to seven days as permitted by federal securities law and the Trust’s prospectus.

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Distributor: Old Mutual Investment Partners

R-08-350 08/2008